UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2025

Mawson Infrastructure Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40849	88-0445167
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

950 Railroad Avenue

Midland, Pennsylvania 15059

(Address of Principal Executive Offices) (Zip Code)

(412) 515-0896

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	MIGI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 16, 2025, Mawson Infrastructure Group Inc. (“we,” “us,” the “Company” or “Mawson”) entered into an At the Market Offering Agreement (the “Sales Agreement”) with H.C. Wainwright & Co., LLC (“Wainwright”) to sell shares (the “Shares”) of our common stock, par value $0.001 per share (“common stock”), having an aggregate sales price of up to $9.6 million, from time to time, through an “at the market offering” program under which Wainwright will act as sales agent. The sales, if any, of Shares made under the Sales Agreement will be made by any method that is deemed an “at the market offering” as defined in Rule 415 promulgated under the Securities Act of 1933, as amended.

We will pay Wainwright a commission in an amount equal to 3.0% of the gross proceeds from the sale of the Shares and have agreed to provide Wainwright with customary indemnification and contribution rights. In addition, we have agreed to reimburse Wainwright for fees and disbursements related to its legal counsel in an amount not to exceed $50,000. Additionally, pursuant to the terms of the Sales Agreement, we agreed to reimburse Wainwright for the documented fees and costs of its legal counsel reasonably incurred in connection with Wainwright’s ongoing due diligence from time to time arising from the transactions contemplated by the Sales Agreement in an amount not to exceed $2,500 in the aggregate per due diligence update. The Sales Agreement contains customary representations and warranties and conditions to the sale of the Shares pursuant thereto.

We are not obligated to sell any of the Shares under the Sales Agreement and may at any time suspend solicitation and offers thereunder. The offering of Shares pursuant to the Sales Agreement will terminate on the earlier of (1) the sale, pursuant to the Sales Agreement, of Shares having an aggregate offering price of $9.6 million and (2) the termination of the Sales Agreement by either us or Wainwright, as permitted therein.

The Shares will be issued pursuant to our shelf registration statement on Form S-3 (File No. 333-290013). Concurrently herewith, we are filing a prospectus supplement (the “Prospectus Supplement”), dated October 17, 2025, with the U.S. Securities and Exchange Commission in connection with the offer and sale of the Shares.

Wainwright and its affiliates may in the future provide various investment banking and other financial services for us and our affiliates, for which services they may in the future receive customary fees. In addition, Wainwright has advised that in the ordinary course of their various business activities, Wainwright and its respective affiliates, officers, directors and employees may purchase, sell or hold a broad array of investments and actively trade securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments for their own account and for the accounts of their customers, and such investment and trading activities may involve or relate to our assets, securities and/or instruments (directly, as collateral securing other obligations or otherwise) and/or persons and entities with relationships with us. Wainwright and its respective affiliates may also communicate independent investment recommendations, market color or trading ideas and/or publish or express independent research views in respect of such assets, securities or instruments and may at any time hold, or recommend to clients that they should acquire, long and/or short positions in such assets, securities and instruments.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any security nor any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The foregoing description is qualified in its entirety by reference to the full text of the Sales Agreement, the form of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

Attached hereto as Exhibit 5.1, and incorporated by reference to the Prospectus Supplement, is the opinion of Stoel Rives LLP relating to the validity of the Shares.

In reviewing the Sales Agreement attached as Exhibit 1.1 to this Current Report on Form 8-K, please remember it is included to provide you with information regarding its terms and is not intended to provide any other factual or disclosure information about us or the other party to the Sales Agreement. The Sales Agreement contains representations and warranties by each of the parties thereto. These representations and warranties have been made solely for the benefit of the other party to the Sales Agreement and:

●	should not in all instances be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

●	have been qualified by disclosures that were made to the other party in connection with the negotiation of the Sales Agreement, which disclosures are not necessarily reflected in the Sales Agreement;

●	may apply standards of materiality in a way that is different from what may be viewed as material to you or other investors; and

●	were made only as of the date of the Sales Agreement or such other date or dates as may be specified in the Sales Agreement and are subject to more recent developments. Accordingly, these representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time.

Item 1.02. Termination of a Material Definitive Agreement.

On October 13, 2025, the Company voluntarily terminated its Sales Agreement (the “Prior Sales Agreement”) with Roth Capital Partners, LLC (the “Lead Agent”) and A.G.P./Alliance Global Partners (collectively with the Lead Agent, the “Agents” and individually an “Agent”). Under the terms of the Prior Sales Agreement, dated December 13, 2024, the Company had the right to sell shares of its common stock having an aggregate sales price of up to $12 million, from time to time, through an “at the market offering” program under which the Agents would act as sales agent. No sale of shares of common stock were made under the Prior Sales Agreement. Pursuant to its terms, the Company had the right to terminate the Prior Sales Agreement. In connection with the Prior Sales Agreement termination, no early termination penalties were incurred by the Company.

Item 2.02. Results of Operations and Financial Condition.

On October 17, 2025, the Company issued a press release announcing preliminary financial results for the third fiscal quarter ended September 30, 2025. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information presented in Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or specifically incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of stockholders on October 15, 2025 (the “Annual Meeting”).

As described in the definitive proxy statement furnished to stockholders in connection with the Annual Meeting, which was filed with the U.S. Securities and Exchange Commission on September 4, 2025, the following matters were voted on by the Company’s stockholders at the Annual Meeting:

(1)	the approval and ratification of the appointment of Wolf & Company, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025;

(2)	the election of three (3) nominees as directors of the Company to serve until the 2026 annual meeting of stockholders: Ryan Costello; Steven Soles; and Kathryn Yingling Schellenger;

(3)	the advisory and non-binding vote to approve the compensation paid to the Company’s named executive officers;

(4)	approval of an amendment to the Company’s Certificate of Incorporation, as amended, to effect a reverse stock split of the Company’s common stock at a ratio of at least 1-for-2 and up to 1-for-30, as determined by the Board of Directors of the Company (the “Board”) in its discretion and publicly announced prior to the effectiveness of such reverse stock split, subject to the authority of the Board to abandon such amendment; and

(5)	authorization of the adjournment, if necessary or appropriate, of the Annual Meeting, including to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve any of the foregoing proposals.

The final voting results for each matter submitted to a vote of stockholders at the Annual Meeting are set forth below. As of August 21, 2025, the record date for the Annual Meeting, there were 20,846,102 shares of common stock outstanding.

1. The appointment of Wolf & Company, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, was ratified by the stockholders by the votes set forth below:

For:	9,401,092
Against:	1,247,319
Abstain:	63,405

2. Ryan Costello, Steven Soles and Kathryn Yingling Schellenger were elected, by a plurality of the votes cast, as directors to serve until the 2026 annual meeting of stockholders by the votes set forth below:

	Votes For	Against	Abstain	Broker Non- Votes

Ryan Costello	2,485,704	4,030,484	30,883	4,164,745
Steven Soles	2,514,307	4,001,881	30,883	4,164,745
Kathryn Yingling Schellenger	2,511,703	3,959,205	76,163	4,164,745

3. The approval, on an advisory basis, of the compensation paid to the Company’s named executive officers was ratified by the stockholders by the votes set forth below:

For:	5,238,715
Against:	1,251,992
Abstain:	56,364
Broker Non-Votes:	4,164,745

4. The approval of an amendment to the Company’s Certificate of Incorporation, as amended, to effect a reverse stock split of the Company’s common stock at a ratio of at least 1-for-2 and up to 1-for-30, as determined by the Board in its discretion and publicly announced prior to the effectiveness of such reverse stock split, subject to the authority of the Board to abandon such amendment, was ratified by the stockholders by the votes set forth below:

For:	5,834,919
Against:	4,870,451
Abstain:	6,446
Broker Non-Votes:	0

5. The authorization of the adjournment, if necessary or appropriate, of the Annual Meeting, including to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve any of the foregoing proposals, was ratified by the stockholders by the votes set forth below:

For:	5,880,849
Against:	4,778,726
Abstain:	52,241
Broker Non-Votes:	0

Item 8.01. Other Events.

On September 12, 2025, the Company was notified that the Nasdaq Hearings Panel (the “Panel”) had determined to grant the Company’s request for continued listing on Nasdaq, subject to the Company timely satisfying certain conditions.

As previously disclosed in the Company’s filings under the Exchange Act, on January 24, 2025, the Company was notified by the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) that for the 33 consecutive business days preceding the date of the notice, the Company’s Market Value of Listed Securities (“MVLS”) was less than the $35.0 million minimum required for continued listing under Nasdaq Listing Rule 5550(b)(2) (the “MVLS Rule”) and the Company was granted a 180-calendar day period to regain compliance.

On February 6, 2025, the Company was notified that it had reported a closing bid price of less than $1.00 per share for the previous 30 consecutive business days in contravention of Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Rule”) and the Company was granted a 180-calendar day period to regain compliance.

As the Company was unable to regain compliance with the MVLS Rule or the Bid Price Rule within the grace periods provided by Nasdaq, the Company was notified that its securities were subject to delisting unless the Company timely requested a hearing before the Panel. The Company timely requested a hearing, at which it presented its compliance plan and requested an extension to demonstrate compliance with the MVLS Rule and the Bid Price Rule.

Following the hearing, on September 12, 2025, the Company received the Panel’s decision, which granted the Company’s request for continued listing on Nasdaq subject to the Company demonstrating compliance with (i) the MVLS Rule by no later than October 15, 2025, and (ii) the Bid Price Rule by no later than November 7, 2025 (together, the “Exception Period”). The Panel’s decision also served to notify the Company that it must provide Nasdaq with prompt notification of any significant events that occur during the Exception Period that may affect the Company’s compliance with Nasdaq’s listing requirements and that the Panel reserved the right to reconsider the terms of the exception based on any event, condition, or circumstance that exists or develops that would, in the opinion of the Panel, make the continued listing of the Company’s securities on Nasdaq inadvisable or unwarranted.

On October 10, 2025, the Company requested an extension of the October 15, 2025 deadline to evidence compliance with the Bid Price Rule, through November 7, 2025, which coincides with the deadline for the Company’s compliance with the MVLS Rule.

There can be no assurance that the Company will be able to regain compliance with either the MVLS Rule or the Bid Price Rule or otherwise maintain compliance with all other applicable criteria for continued listing on Nasdaq. In such case, the Company’s securities would be subject to delisting.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	At The Market Offering Agreement, dated October 16, 2025, by and between Mawson Infrastructure Group Inc. and H.C. Wainwright & Co., LLC
5.1	Opinion of Stoel Rives LLP
23.1	Consent of Stoel Rives LLP (included in Exhibit 5.1)
99.1*	Press Release dated October 17, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Furnished not filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mawson Infrastructure Group Inc.

Date: October 17, 2025	By:	/s/ Kaliste Saloom
Kaliste Saloom
Interim Chief Executive Officer, General Counsel and Corporate Secretary